LONG-TERM DEBT, EXCLUDING CURRENT MATURITIES (Maturities Of Long-Term Debt) (Details) $ in Thousands	Dec. 31, 2019 USD ($)
Long-term Debt, Excluding Current Maturities [Abstract]
2020	$ 658
2021	145
2022	145
2023	97
Total long-term debt	$ 1,045